UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway New York, New York 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:

212-739-3371

Date of fiscal year end: December 31, 2012

Date of reporting period: March 31, 2012

Item 1. Schedule of Investments

PCM Fund, Inc. Schedule of Investments

March 31, 2012 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES—134.5%
$557	Adjustable Rate Mortgage Trust, 2.809%, 1/25/36, CMO, FRN	$313,351
	Banc of America Alternative Loan Trust, CMO,
744	5.364%, 4/25/37, VRN	529,753
103	6.25%, 1/25/37	3,324
	Banc of America Funding Corp., CMO,
1,041	2.745%, 12/20/34, FRN	674,569
375	5.589%, 3/20/36, FRN	299,648
1,051	7.00%, 10/25/37	756,563
	Banc of America Large Loan, Inc., CMO, FRN (a)(b),
1,500	0.712%, 3/15/22	1,455,811
946	1.992%, 11/15/15	884,752
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.414%, 9/10/47, CMO	2,228,575
	Banc of America Mortgage Securities, Inc., CMO, FRN,
773	2.726%, 6/20/31	737,920
883	2.795%, 11/25/34	816,569
614	5.075%, 6/25/35	551,574
	BCAP LLC Trust, CMO, FRN (a)(b),
87	0.441%, 7/26/36	20,620
150	5.042%, 3/26/36	134,393
1,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(b)(g)	1,040,284
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
2,000	2.689%, 10/25/35 (g)	1,618,182
447	2.821%, 5/25/34	406,520
	Bear Stearns Alt-A Trust, CMO,
91	2.740%, 5/25/36, FRN	39,555
287	2.873%, 11/25/36, FRN	157,119
117	2.970%, 1/25/47, FRN	59,905
636	2.972%, 5/25/36, FRN	310,157
376	3.540%, 9/25/34, FRN	323,589
1,732	4.321%, 8/25/36, FRN (g)	939,025
296	4.919%, 7/25/35, FRN	202,037
702	5.655%, 8/25/36, VRN	417,458
212	Bear Stearns Asset-Backed Securities Trust, 5.50%, 12/25/35, CMO	185,770
	Bear Stearns Commercial Mortgage Securities, CMO,
1,300	5.610%, 3/13/40, VRN (a)(b)	1,177,667
3,000	5.694%, 6/11/50, VRN (g)	3,434,491
2,000	5.718%, 6/11/40, VRN (g)	2,290,630
1,000	5.810%, 5/11/39, VRN (a)(b)	1,007,834
524	6.50%, 2/15/32	35,472
1,434	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(b)	657,754
800	Chase Mortgage Finance Corp., 6.00%, 3/25/37, CMO	644,960
	Citigroup Commercial Mortgage Trust, CMO, VRN,
104,214	0.188%, 5/15/43, IO (a)(b)	954,079
2,500	5.696%, 12/10/49 (g)	2,866,646
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
620	2.770%, 8/25/35	504,881
698	5.126%, 9/25/35	557,735
713	5.252%, 11/25/36	496,661
4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49, CMO (g)	4,404,131

PCM Fund, Inc. Schedule of Investments

March 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$195	Citimortgage Alternative Loan Trust, 5.50%, 4/25/22, CMO	$191,813
3,000	Commercial Capital Access One, Inc., 7.835%, 11/15/28, CMO, VRN (a)(b)	2,135,145
	Commercial Mortgage Pass Through Certificates, CMO (a)(b),
2,500	5.605%, 6/9/28	2,570,560
690	5.933%, 7/10/46, VRN	673,101
1,500	6.586%, 7/16/34 (g)	1,629,172
1,500	6.774%, 7/16/34, VRN	1,687,086
	Countrywide Alternative Loan Trust, CMO,
1,687	0.422%, 6/25/47, FRN (g)	963,870
4,027	0.452%, 7/20/46, FRN (g)	1,654,797
519	0.522%, 2/25/37, FRN	284,122
395	0.532%, 2/25/36, FRN	142,430
4,447	1.159%, 12/25/35, FRN (g)	2,625,872
347	6.00%, 11/25/35	173,743
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
397	0.562%, 3/25/35, FRN	214,457
42	2.595%, 2/20/36, FRN	31,072
367	2.789%, 9/20/36, FRN	182,820
1,514	5.576%, 9/25/47, FRN (g)	1,001,833
1,073	6.00%, 5/25/37	869,858
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
19,077	1.296%, 12/15/35, IO, VRN (a)(b)	79,015
136	7.00%, 2/25/33	146,093
2,000	7.46%, 1/17/35, VRN (g)	2,088,073
	Credit Suisse Mortgage Capital Certificates, CMO,
1,000	5.467%, 7/18/16, VRN (a)(b)	1,018,986
5,000	5.467%, 9/15/39 (g)	5,535,330
419	5.896%, 4/25/36	261,884
326	6.50%, 5/25/36	178,157
1,925	CW Capital Cobalt Ltd., 5.223%, 8/15/48, CMO (g)	2,121,368
3,168	FFCA Secured Lending Corp., 1.088%, 9/18/27, CMO, IO, VRN (a)(b)	89,856
346	First Horizon Alternative Mortgage Securities, 2.456%, 8/25/35, CMO, FRN	63,959
285	First Horizon Asset Securities, Inc., 2.625%, 4/25/35, CMO, FRN	275,622
15,728	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO, VRN (d)	90,730
184	G-Force LLC, 5.158%, 12/25/39, CMO (a)(b)	181,700
	GMAC Commercial Mortgage Securities, Inc., CMO (a)(b),
733	5.361%, 4/10/40, VRN	742,970
1,786	6.50%, 5/15/35	1,872,313
1,500	6.952%, 5/15/30, VRN (c)	270,684
1,500	8.247%, 9/15/35, VRN	1,498,821
	Greenwich Capital Commercial Funding Corp., CMO,
1,500	5.419%, 1/5/36, VRN (a)(b)	1,506,705
2,000	5.444%, 3/10/39 (g)	2,208,861
	GS Mortgage Securities Corp. II, CMO,
18,026	1.561%, 8/10/43, IO, VRN (a)(b)	1,548,886
2,710	4.805%, 3/6/20, FRN (a)(b)	2,637,517
5,750	5.56%, 11/10/39 (g)	6,511,794
1,670	5.997%, 8/10/43, VRN (a)(b)	1,633,382
	Harborview Mortgage Loan Trust, CMO, FRN,
108	0.432%, 1/19/38	70,279
1,518	0.492%, 1/19/36	924,775
852	5.455%, 6/19/36	530,109

PCM Fund, Inc. Schedule of Investments

March 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$982	Indymac INDA Mortgage Loan Trust, 5.213%, 6/25/37, CMO, FRN	$764,557
	Indymac Index Mortgage Loan Trust, CMO, FRN,
240	1.042%, 11/25/34	157,480
382	5.396%, 5/25/36	191,598
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
61,000	0.451%, 2/15/46, IO, VRN (a)(b)	1,973,807
8,544	1.248%, 3/12/39, IO, VRN (a)(b)	78,450
4,100	5.647%, 3/18/51, VRN (a)(b)(g)	4,147,132
1,400	5.734%, 2/12/49, VRN	1,581,959
1,195	5.794%, 2/12/51, VRN	1,375,029
1,150	5.984%, 2/15/51, VRN	1,237,551
700	6.135%, 7/12/37 (a)(b)	702,822
189	6.162%, 5/12/34 (g)	188,591
	JPMorgan Mortgage Trust, CMO, FRN,
450	2.777%, 7/25/35	428,180
65	4.989%, 10/25/35	63,925
	LB Commercial Conduit Mortgage Trust, CMO,
520	5.60%, 10/15/35 (a)(b)	568,015
950	5.936%, 7/15/44, VRN	1,086,858
	LB-UBS Commercial Mortgage Trust, CMO,
1,278	5.347%, 11/15/38 (g)	1,440,348
1,500	5.683%, 7/15/35 (a)(b)	1,472,179
	Lehman Mortgage Trust, CMO,
1,383	6.00%, 5/25/37	1,217,646
643	6.452%, 4/25/36, VRN	622,397
1,570	Luminent Mortgage Trust, 0.412%, 12/25/36, CMO, FRN	930,327
1,827	MASTR Asset Securitization Trust, 6.00%, 6/25/36, CMO, FRN (g)	1,537,193
1,500	Merrill Lynch Mortgage Investors, Inc., 6.583%, 12/15/30, CMO, VRN	1,587,730
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (g),
1,500	5.485%, 3/12/51, VRN	1,620,817
2,300	5.70%, 9/12/49	2,524,468
	MLCC Mortgage Investors, Inc., CMO, FRN,
561	0.452%, 7/25/30	447,455
702	0.491%, 11/25/35	581,116
432	0.572%, 11/25/29	384,212
	Morgan Stanley Capital I, CMO,
70,247	0.263%, 11/12/49, IO, VRN (a)(b)	855,157
2,000	5.447%, 2/12/44, VRN (g)	2,248,471
315	5.692%, 4/15/49, VRN	345,259
558	5.809%, 12/12/49	641,553
4,000	6.01%, 11/15/30 (a)(b)(g)	3,978,818
1,202	Morgan Stanley Dean Witter Capital I, 6.50%, 11/15/36, CMO (a)(b)	1,206,858
	Morgan Stanley Mortgage Loan Trust, CMO,
757	2.986%, 1/25/35, FRN	64,678
909	6.00%, 8/25/37	809,824
1,200	Morgan Stanley Reremic Trust, 7/17/56, CMO, PO (a)(b)	1,053,000
	Ocwen Residential MBS Corp., CMO, VRN (a)(b),
33	6.789%, 6/25/39 (c)	12
840	7.00%, 10/25/40 (d)	75,076
	RBSCF Trust, CMO, VRN (a)(b),
1,000	5.223%, 8/16/48	1,007,282
1,000	5.331%, 2/16/44	1,030,542
1,000	5.336%, 5/16/47 (g)	1,044,551
2,744	6.068%, 2/17/51 (g)	2,616,456

PCM Fund, Inc. Schedule of Investments

March 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$727	Regal Trust IV, 2.724%, 9/29/31, CMO, FRN (a)(b)	$644,300
	Residential Accredit Loans, Inc., CMO,
254	0.422%, 6/25/46, FRN	102,009
809	3.907%, 1/25/36, FRN	462,312
637	6.00%, 8/25/35	519,797
651	6.50%, 9/25/37	386,340
496	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	323,776
915	Residential Funding Mortgage Securities I, 6.00%, 6/25/36, CMO	729,843
	RMF Commercial Mortgage Pass Through Certificates, CMO (a)(b),
149	7.471%, 1/15/19	149,548
265	9.350%, 1/15/19, VRN	262,708
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,081	5.235%, 11/25/36, FRN	888,631
1,287	5.407%, 4/25/36, VRN	865,871
500	5.434%, 9/25/36, FRN	340,249
818	5.508%, 1/25/36, FRN	578,848
1,628	Structured Asset Mortgage Investments, Inc., 0.452%, 8/25/36, CMO, FRN	953,251
340	Structured Asset Securities Corp., 5.00%, 5/25/35, CMO	331,751
336	TBW Mortgage-Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	169,532
1,500	TIAA Retail Commercial Trust, 5.77%, 6/19/33, CMO (a)(b)(g)	1,555,060
	Wachovia Bank Commercial Mortgage Trust, CMO,
34,524	0.919%, 10/15/41, IO, VRN (a)(b)	619,542
2,500	5.188%, 2/15/41, VRN (a)(b)(g)	2,353,950
1,000	5.509%, 4/15/47	1,086,564
5,044	5.605%, 2/15/35, VRN (a)(b)(g)	5,012,866
1,825	5.899%, 2/15/51, VRN (g)	2,007,823
1,000	WaMu Commercial Mortgage Securities Trust, 6.132%, 3/23/45, CMO, VRN (a)(b)	735,572
1,009	WaMu Mortgage Pass Through Certificates, 2.557%, 12/25/36, CMO, FRN (g)	709,828
3,528	Washington Mutual Alternative Mortgage Pass Through Certificates, 6.50%, 8/25/36, CMO	2,018,085
198	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22, CMO	189,128
900	Wells Fargo Mortgage-Backed Securities Trust, 5.669%, 10/25/36, CMO, FRN	803,596
	WF-RBS Commercial Mortgage Trust, CMO, IO, VRN (a)(b),
2,281	0.885%, 6/15/44	95,216
31,692	1.172%, 2/15/44 (g)	1,721,499

	Total Mortgage-Backed Securities (cost—$146,269,936)	157,766,458

CORPORATE BONDS & NOTES—29.8%
Airlines—2.6%
339	Northwest Airlines, Inc., 1.243%, 11/20/15, FRN (MBIA) (g)	321,991
	United Air Lines Pass Through Trust (g),
779	6.636%, 1/2/24	825,992
835	9.75%, 1/15/17	955,945
768	10.40%, 5/1/18	875,356

		2,979,284

Banking—4.0%
2,200	Discover Bank, 7.00%, 4/15/20 (g)	2,527,567
2,000	Regions Financial Corp., 7.75%, 11/10/14 (g)	2,202,500

		4,730,067

PCM Fund, Inc. Schedule of Investments

March 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Energy—0.9%
$950	Consol Energy, Inc., 8.00%, 4/1/17 (g)	$995,125

Financial Services—10.6%
	Ally Financial, Inc.,
10	5.90%, 1/15/19	9,232
126	6.00%, 2/15/19 - 3/15/19	116,582
30	6.15%, 3/15/16	29,820
20	6.30%, 8/15/19	18,659
16	6.50%, 10/15/16	15,686
23	6.65%, 6/15/18	21,760
25	6.70%, 6/15/18	23,745
84	6.75%, 8/15/16 - 10/15/18	81,307
2	6.80%, 10/15/18	1,930
12	6.85%, 4/15/16	11,896
174	6.90%, 8/15/18	170,871
193	7.00%, 6/15/17 - 8/15/18	190,067
46	7.05%, 3/15/18 - 4/15/18	44,833
6	7.15%, 9/15/18	5,849
60	7.20%, 10/15/17	58,964
133	7.25%, 9/15/17 - 9/15/18	130,607
297	7.30%, 12/15/17 - 1/15/18	290,801
76	7.35%, 4/15/18	74,054
20	7.375%, 11/15/16	19,894
36	7.40%, 12/15/17	35,247
26	7.50%, 8/15/17 - 11/15/17	25,564
8	7.75%, 10/15/17	7,980
37	8.00%, 10/15/17 - 11/15/17	36,756
5	8.20%, 3/15/17	5,009
322	9.00%, 7/15/20	322,755
1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(b)(g)	997,272
800	CIT Group, Inc., 5.25%, 4/1/14 (a)(b)(g)	821,000
1,000	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (g)	1,012,000
	Ford Motor Credit Co. LLC (g),
1,000	6.625%, 8/15/17	1,109,142
500	8.00%, 12/15/16	580,837
1,600	International Lease Finance Corp., 7.125%, 9/1/18 (a)(b)(g)	1,752,000
1,200	Morgan Stanley, 1.047%, 10/15/15, FRN (g)	1,080,633
	SLM Corp. (g),
1,000	8.00%, 3/25/20	1,082,500
1,100	8.45%, 6/15/18	1,232,000
1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(b)(g)	1,005,395

		12,422,647

Hotels/Gaming—1.1%
1,100	MGM Resorts International, 9.00%, 3/15/20 (g)	1,229,250

Insurance—4.5%
	American International Group, Inc. (g),
2,000	4.25%, 5/15/13	2,046,118
500	5.45%, 5/18/17	538,604
1,350	6.25%, 5/1/36	1,462,535
1,100	6.40%, 12/15/20	1,246,591

		5,293,848

PCM Fund, Inc. Schedule of Investments

March 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Oil & Gas—0.2%
$285	Global Geophysical Services, Inc., 10.50%, 5/1/17 (g)	$285,000

Paper/Paper Products—0.9%
1,000	Weyerhaeuser Co., 7.375%, 3/15/32 (g)	1,065,740

Real Estate Investment Trust—1.9%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (g)	2,281,234

Retail—2.5%
	CVS Pass Through Trust (g),
1,671	5.88%, 1/10/28	1,780,250
959	7.507%, 1/10/32 (a)(b)	1,151,439

		2,931,689

Utilities—0.6%
250	Dynegy Holdings, Inc., 7.125%, 5/15/18 (c)	165,000
500	Energy Future Holdings Corp., 10.00%, 1/15/20 (g)	545,000

		710,000

	Total Corporate Bonds & Notes (cost—$31,171,469)	34,923,884

ASSET-BACKED SECURITIES—8.4%
294	Advanta Business Card Master Trust, 0.492%, 6/20/14, FRN	273,253
117	Ameriquest Mortgage Securities, Inc., 5.867%, 2/25/33, FRN	8,604
158	Asset-Backed Securities Corp. Home Equity, 2.992%, 6/21/29, FRN	32,250
541	Bayview Financial Acquisition Trust, 0.521%, 12/28/36, FRN	395,598
	Bear Stearns Asset-Backed Securities Trust, FRN,
92	0.622%, 6/25/36	71,876
981	3.200%, 7/25/36	609,835
1,311	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30, VRN	717,794
762	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)	782,986
803	EMC Mortgage Loan Trust, 0.892%, 2/25/41, FRN (a)(b)	663,052
313	GE Mortgage Services LLC, 6.705%, 4/25/29, VRN	283,716
207	GSAA Trust, 0.512%, 6/25/35, FRN	174,782
6,250	Indymac Residential Asset Backed Trust, 0.482%, 4/25/47, FRN (g)	2,311,125
56	Keystone Owner Trust, 9.00%, 1/25/29 (a)(b)	53,987
729	Lehman XS Trust, 5.42%, 11/25/35	674,772
2,455	Merrill Lynch First Franklin Mortgage Loan Trust, 0.482%, 5/25/37, FRN	1,012,400
630	Merrill Lynch Mortgage Investors, Inc., 0.742%, 6/25/36, FRN	333,697
807	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32, VRN	242,864
86	Residential Asset Mortgage Products, Inc., 0.612%, 9/25/32, FRN	56,313
68	Southern Pacific Secured Asset Corp., 0.582%, 7/25/29, FRN	51,648
68	Structured Asset Investment Loan Trust, 4.742%, 10/25/33, FRN	7,375
1,000	UCFC Manufactured Housing Contract, 7.90%, 1/15/28, VRN	1,040,836
1,856	UPS Capital Business Credit, 5.992%, 4/15/26, FRN	102,953

	Total Asset-Backed Securities (cost—$11,411,777)	9,901,716

U.S. GOVERNMENT AGENCY SECURITIES—2.0%
	Freddie Mac, CMO, IO, VRN,
3,158	0.683%, 1/25/21	133,301
10,500	3.615%, 6/25/46	2,194,094

	Total U.S. Government Agency Securities (cost—$2,418,276)	2,327,395

PCM Fund, Inc. Schedule of Investments

March 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
MUNICIPAL BONDS—1.6%
Arkansas—0.7%
$795	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No. 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	$774,616

Virginia—0.3%
355	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	354,084

West Virginia—0.6%
940	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	692,855

	Total Municipal Bonds (cost—$2,025,684)	1,821,555

CONVERTIBLE BONDS—1.1%
Real Estate Investment Trust—1.1%
1,200	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(b) (cost—$1,192,733)	1,351,500

Shares
COMMON STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
1,294	SemGroup Corp., Class A (f) (cost—$33,638)	37,700

Units
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
1,362	SemGroup Corp., expires 11/30/14 (f) (cost—$6,128)	10,016

Principal Amount (000s)
SHORT-TERM INVESTMENTS—8.5%
U.S. Treasury Obligations (e)(h)—5.1%
$6,039	U.S. Treasury Bills, 0.053%-0.13%, 6/28/12-9/6/12 (cost—$6,035,950)	6,036,187

Repurchase Agreements—3.2%
3,200	Citigroup Global Markets, Inc., dated 3/30/12, 0.15%, due 4/2/12, proceeds $3,200,040; collateralized by Federal Home Loan Bank, 0.2%, due 4/30/13, valued at $3,268,034 including accrued interest	3,200,000
400	Morgan Stanley & Co., dated 3/30/12, 0.12%, due 4/2/12, proceeds $400,004; collateralized by U.S. Treasury Notes, 2.00%, due 11/15/21, valued at $406,072 including accrued interest	400,000

PCM Fund, Inc. Schedule of Investments

March 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$124	State Street Bank & Trust Co., dated 3/30/12, 0.01%, due 4/2/12, proceeds $124,000; collateralized by U.S. Treasury Notes, 0.75%, due 8/15/13, valued at $130,956 including accrued interest	$124,000

	Total Repurchase Agreements (cost—$3,724,000)	3,724,000

Municipal Bonds—0.1%
Iowa—0.1%
120	Dickinson Cnty. Rev., Spirit Lake, 7.75%, 12/1/12, Ser. B (cost—$120,000)	122,752

Corporate Notes—0.1%
Financial Services—0.1%
100	Ally Financial, Inc., 7.125%, 8/15/12 (cost—$99,957)	100,004

	Total Short-Term Investments (cost—$9,979,907)	9,982,943

	Total Investments (cost—$204,509,548) (i)—185.9%	218,123,167
	Liabilities in excess of other assets—(85.9%)	(100,805,665)

	Net Assets—100%	$117,317,502

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund's investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Short term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $72,648,142, representing 61.9% of net assets.
(b)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	In default.
(d)	Fair-Valued—Securities with an net value of $165,806, representing 0.1% of net assets.
(e)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(f)	Non-income producing.
(g)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(h)	Rates reflect the effective yields at purchase date.
(i)	At March 31, 2012, the cost basis of investments for federal income tax purposes was $204,509,548. Gross unrealized appreciation was $22,000,334; gross unrealized depreciation was $8,386,715; and net unrealized appreciation was $13,613,619.

Glossary:

CMO	—	Collateralized Mortgage Obligation
FRN	—	Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2012.
IO	—	Interest Only
MBIA	—	insured by Municipal Bond Investors Assurance
MBS	—	Mortgage-Backed Securities
PO	—	Principal Only
VRN	—

Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2012.

Other Investments:

(A) Credit default swap agreements:

OTC sell protection swap agreements outstanding at March 31, 2012 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (3)	Credit Spread (2)		Termination Date	Payments Received	Market Value (4)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Citigroup:
SLM	$1,700	2.64%		12/20/13	5.00%	$70,491	$146,950	$(76,459)
SLM	500	2.64		12/20/13	5.00	20,733	(78,750)	99,483
Deutsche Bank:
SLM	500	2.64		12/20/13	5.00	20,733	(61,250)	81,983
SLM	3,000	4.32		3/20/19	5.35	172,351	—	172,351
Royal Bank of Scotland:
Markit ABX.HE Index	2,839		†	8/25/37	0.09	(1,423,041)	(1,405,443)	(17,598)
Markit ABX.HE Index	3,425		†	7/25/45	0.18	(366,112)	(342,524)	(23,588)
Markit ABX.HE Index	6,840		†	7/25/45	0.32	(3,756,940)	(4,019,070)	262,130

						$(5,261,785)	$(5,760,087)	$498,302

Centrally cleared sell protection swap agreements(1):

Broker (Exchange)	Notional Amount (000s) (3)	Credit Spread (2)	Termination Date	Payments Received	Market Value (4)	Unrealized Appreciation
Credit Suisse First Boston (CME):
Dow Jones CDX IG-18 5-Year Index	$1,750	0.92%	6/20/17	1.00%	$(16,031)	$1,641

CDX—Credit Derivatives Index

CME—Chicago Mercantile Exchange

IG—Investment Grade

OTC—Over-the-Counter

†	Credit spread not quoted for asset-backed securities.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The Fund received $260,000 in cash as collateral for derivatives. Cash collateral received may be invested in accordance with the Fund's investment strategy.

(B) Open reverse repurchase agreements at March 31, 2012:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	0.45%	3/1/12	4/2/12	$342,133	$342,000
	0.45%	3/31/12	5/3/12	341,000	341,000
	0.674%	3/19/12	6/22/12	2,088,508	2,088,000
	0.924%	3/19/12	6/22/12	932,311	932,000
	0.941%	3/29/12	4/30/12	1,377,108	1,377,000
	0.942%	3/23/12	4/24/12	2,239,527	2,239,000
	1.00%	2/24/12	8/24/12	6,273,441	6,267,000
	1.00%	2/27/12	8/27/12	888,839	888,000
	1.08%	1/17/12	4/19/12	718,613	717,000
	1.25%	2/24/12	8/24/12	5,081,520	5,075,000
	1.492%	3/14/12	4/16/12	1,275,951	1,275,000
	1.492%	3/16/12	4/18/12	1,140,756	1,140,000
	1.492%	3/22/12	4/23/12	2,163,896	2,163,000
Citigroup	0.99%	3/21/12	4/19/12	1,770,535	1,770,000
Deutsche Bank	0.65%	2/16/12	5/15/12	1,886,532	1,885,000
	0.65%	2/17/12	5/16/12	1,024,814	1,024,000
	0.80%	3/14/12	6/15/12	3,018,207	3,017,000
	0.85%	2/16/12	5/15/12	1,152,223	1,151,000
	0.85%	2/17/12	5/17/12	734,763	734,000
Greenwich Capital Markets	0.65%	2/15/12	12/15/15	730,606	730,000
JPMorgan Chase	0.85%	3/9/12	6/7/12	513,279	513,000
	1.00%	2/24/12	8/22/12	528,543	528,000
Morgan Stanley	1.05%	3/14/12	4/11/12	1,390,730	1,390,000
	1.25%	1/9/12	4/10/12	7,120,462	7,100,000
Royal Bank of Canada	0.90%	2/27/12	5/24/12	961,817	961,000
	1.474%	3/14/12	6/12/12	738,544	738,000
	1.474%	3/15/12	6/18/12	487,339	487,000
	1.474%	3/16/12	6/18/12	1,206,790	1,206,000
	1.988%	12/16/11	6/18/12	1,861,937	1,851,000
Royal Bank of Scotland	0.65%	2/15/12	5/15/12	1,380,145	1,379,000
	0.992%	3/19/12	4/16/12	900,322	900,000
	0.992%	3/19/12	4/18/12	8,750,133	8,747,000
	0.992%	3/22/12	4/19/12	6,243,720	6,242,000
	1.242%	3/12/12	4/11/12	1,941,339	1,940,000
	1.242%	3/15/12	4/13/12	1,423,835	1,423,000
	1.242%	3/19/12	4/18/12	7,080,174	7,077,000
	1.242%	3/22/12	4/19/12	5,790,997	5,789,000
	1.243%	3/7/12	4/5/12	8,373,220	8,366,000
	1.243%	3/8/12	4/5/12	2,037,687	2,036,000
UBS	0.54%	3/16/12	6/15/12	1,199,288	1,199,000
	0.82%	3/21/12	6/20/12	995,249	995,000

					$96,022,000

The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended March 31, 2012 was $91,101,198 at a weighted average interest rate of 1.07%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at March 31, 2012 was $111,610,742.

At March 31, 2012, the Fund held $707,081 in principal value of U.S. Treasury Bills as collateral for reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Fund's Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Fund to measure fair value during the three months ended March 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds—Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations—Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund's policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at March 31, 2012 in valuing the Fund's assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/12
Investments in Securities—Assets
Mortgage-Backed Securities	—	$156,365,952	$1,400,506	$157,766,458
Corporate Bonds & Notes:
Airlines	—	—	2,979,284	2,979,284
All Other	—	31,944,600	—	31,944,600
Asset-Backed Securities	—	9,901,716	—	9,901,716
U.S. Government Agency Securities	—	2,327,395	—	2,327,395
Municipal Bonds	—	1,821,555	—	1,821,555
Convertible Bonds	—	1,351,500	—	1,351,500
Common Stock	$37,700	—	—	37,700
Warrants	—	10,016	—	10,016
Short-Term Investments	—	9,982,943	—	9,982,943

Total Investments in Securities—Assets	$37,700	$213,705,677	$4,379,790	$218,123,167

Other Financial Instruments*—Assets
Credit Contracts	—	$617,588	—	$617,588

Other Financial Instruments*—Liabilities
Credit Contracts	—	$(117,645)	—	$(117,645)

Total Investments	$37,700	$214,205,620	$4,379,790	$218,623,110

There were no significant transfers between Levels 1 and 2 during the three months ended March 31, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended March 31, 2012, was as follows:

	Beginning Balance 12/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 3/31/12
Investments in Securities—Assets
Mortgage-Backed Securities	$1,460,808	$18,454	$(238,923)	$7,001	$105,979	$67,819	—	$(20,632)	$1,400,506
Corporate Bonds & Notes:
Airlines	2,941,661	—	(100,789)	3,831	2,583	131,998	—	—	2,979,284

Total Investments	$4,402,469	$18,454	$(339,712)	$10,832	$108,562	$199,817	—	$(20,632)	$4,379,790

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at March 31, 2012 was $154,874.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.3a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PCM Fund, Inc.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: May 24, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: May 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: May 24, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: May 24, 2012